UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                  FORM 8-K/A-2

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): July 25, 2001.



                          DATALOGIC INTERNATIONAL, INC.
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 Delaware
    -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

            0-30382                              33-0755473
     ----------------------              -----------------------------
    (Commission File Number)         (IRS Employer Identification No.)


     12966 Euclid Street, Suite 450, Garden Grove, California  92840
   ---------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)

                                 (714) 530-6005
                                  --------------
             (Registrant's telephone number, including area code)


                          TOPCLICK INTERNATIONAL, INC.
                        ---------------------------------
 7676 Hazard Center Drive, Suite 10, Fifth Floor, San Diego, CA 94303
                    (Registrant's Former name and address)

     The Registrant has previously filed its Current Report on Form 8-K, dated July 25, 2001 (pertaining to the acquisition of 100% of the issued and outstanding shares of the no par value common stock of DataLogic Consulting, Inc. in exchange for 17,500,000 shares of the registrant's common stock.) without certain financial information required by Item 7 of such Form 8-K.
The Registrant hereby amends Item 5 and 7, subparagraph (a) of the Current Report on Form 8-K to read as follows:

ITEM 5. OTHER EVENTS.

On September 17, 2001, we approved the amendment of our Certificate of Incorporation to change our fiscal year end from June 30th to December 31st.



ITEM 7. FINANCIAL STATEMENTS OF DATALOGIC CONSULTING INC., PRO FORMA FINANCIAL INFORMATION OF COMBINED ENTITY AND EXHIBITS.
---------------------------------------------------------------------


(a)                          Report of Kabani & Company, Inc.
                             Independent Public Accountants.

(b) (audited)                Balance Sheets as of December 31, 2000
                             and as of December 31, 1999.

                             Statements of Operations for the years
                             ended December 31, 2000 & 1999.

                             Statement of Stockholders Equity for the years ended December 31, 2000 and 1999.

                             Statements of Cash Flows for the years
                             ended December 31, 2000 & 1999.

                             Notes to Financial Statements for 2000 &
                             1999.

(c) (Unaudited)              Balance Sheets as of June 30, 2001
                             and 2000 (unaudited).

                             Statement of Operations for the period
                             ended June 30, 2001 and 2000 (unaudited).

                             Statement of Shareholders Equity for the period ended June 30, 2001 and 2000
                             (unaudited).

                             Statement of Cash Flows for the period
                             ended June 30, 2001 and 2000 (unaudited).

                             Notes to unaudited Financial Statements
                             for the period ended June 30, 2001 and
                             2000  (unaudited).


(d) Pro-forma                Unaudited Pro-forma statements derived
                             from the unaudited consolidated financial statements of TopClick International, Inc.
                             for the year ended June 30, 2001 and
                             December 31, 2000 and the unaudited
                             financial statements of DataLogic
                             Consulting, Inc. for the period ended June
                             30, 2001 and the audited financial
                             statement for the year ended Dec. 31, 2000

 EXHIBITS 2.1                Stock Acquisition Agreement


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 17, 2001             DATALOGIC INTERNATIONAL, INC.
                                      a Delaware corporation


                                      By: /s/ Nigel Kaiyanni
                                         ---------------------------------
                                              Nigel Kaiyanni, Chief Operating
                                              Officer

                         DATALOGIC  CONSULTING, INC.
                             FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2000 & 1999

                                                    DATALOGIC CONSULTING, INC.
                                                                     CONTENTS
                                                     December 31, 2000 & 1999


                                                                         Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         1

FINANCIAL STATEMENTS

    Balance Sheets                                                         2

    Statements of Income                                                   3

    Statements of stockholders' equity                                     4

    Statements of Cash Flows                                               5

    Notes to Financial Statements                                     6 - 10

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholder of
Datalogic Consulting, Inc.

We have audited the accompanying balance sheets of Datalogic Consulting, Inc. (a Texas corporation) as of December 31, 2000 and 1999 and the related statements of income, stockholders equity, and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datalogic Consulting, Inc. as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.

KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS


Fountain Valley, California
September 7, 2001

                          DATALOGIC CONSULTING, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 2000 AND 1999


             ASSETS                                     2000          1999
             ------                                ------------- -------------
CURRENT ASSETS:
     Cash & cash equivalents                       $    565,575  $    240,804
     Accounts receivable                                350,576       449,841
                                                   ------------- -------------
         Total current assets                           916,151       690,645

EQUIPMENT, net of accumulated depreciation
     of $6,447 and $3,866 at December 31,
     2000 and 1999, respectively                          6,456         4,725

OTHER ASSETS:
     Deposits                                             2,830           195
                                                   ------------- -------------
                                                   $    925,437  $    695,565
                                                   ============= =============

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

CURRENT LIABILITIES:
     Accrued expenses                              $    106,399  $    148,948
                                                   ------------- -------------

COMMITMENTS

STOCKHOLDERS' EQUITY
     Common stock, no par value;
       Authorized shares 1,000
       Issued and outstanding shares 1000                 1,000         1,000
     Accumulated earnings                               818,038       545,617
                                                   ------------- -------------
         Total stockholders' equity                     819,038       546,617
                                                   ------------- -------------
                                                   $    925,437  $    695,565
                                                   ============= =============


  The accompanying notes are an integral part of these financial statements.

                          DATALOGIC CONSULTING, INC.
                             STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                        2000         1999
                                                   ------------- -------------

Net revenue                                        $  3,915,147  $  3,380,636

Operating expenses                                    3,399,071     3,005,079
                                                   ------------- -------------

Income from Operations                                  516,076       375,557

Non-Operating Income (expense):
     Interest expense                                         -        (2,986)
     Interest income                                     16,032         5,098
                                                   ------------- -------------
Income before income taxes                              532,108       377,669

Provision for income taxes                                3,687         2,087
                                                   ------------- -------------
Net Income                                         $    528,421  $    375,582
                                                   ============= =============


  The accompanying notes are an integral part of these financial statements.

                          DATALOGIC CONSULTING, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2000 & 1999

                              Common Stock
                           -----------------------              Total
                           Number of               Accumulated  Stockholders'
                           Shares       Amount     Earnings     Equity
                           ------------ ---------- ------------ ------------
Balance at January 1, 1999       1,000  $   1,000  $   345,051  $   346,051

Distributions                        -          -     (175,016)    (175,016)

Net income for year ended
 December 31, 1999                   -          -      375,582      375,582
                           ------------ ---------- ------------ ------------
Balance at
 December 31, 1999               1,000      1,000      545,617      546,617

Distributions                        -          -     (256,000)    (256,000)

Net income for the year
 ended December 31, 2000             -          -      528,421      528,421
                           ------------ ---------- ------------ ------------
Balance at
December 31, 2000                1,000  $   1,000  $   818,038  $   819,038
                           ============ ========== ============ ============


  The accompanying notes are an integral part of these financial statements.

                          DATALOGIC CONSULTING, INC.
                           STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                       2000          1999
                                                   ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                       $    528,421  $    375,582
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                       2,581         1,718
      (Increase)/decrease in current assets:
          Accounts receivable                            99,265       (84,103)
          Deposits                                       (2,635)         (195)
      Increase/(decrease) in current liabilities:
          Accounts payable and accrued expense          (42,549)       18,860
                                                   ------------- -------------
  Total Adjustments                                      56,662       (63,720)
                                                   ------------- -------------
      Net cash provided by operating activities         585,083       311,862
                                                   ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property & equipment                    (4,312)       (1,000)
                                                   ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distribution                                         (256,000)     (175,016)
                                                   ------------- -------------

NET INCREASE IN CASH & CASH EQUIVALENTS                 324,771       135,846

CASH & CASH EQUIVALENTS, BEGINNING BALANCE              240,804       104,958
                                                   ------------- -------------
CASH & CASH EQUIVALENTS, ENDING BALANCE            $    565,575  $    240,804
                                                   ============= =============



  The accompanying notes are an integral part of these financial statements.

                                                   DATALOGIC CONSULTING, INC.
                                             NOTES TO THE FINANCIAL STATEMENTS
                                                    December 31, 2000 and 1999
______________________________________________________________________________


NOTE 1 - BUSINESS ACTIVITY AND COMPANY HISTORY

Datalogic Consulting, Inc., a Texas Corporation (the "Company") was formed on August 20, 1993 under the name of Datalogic, Inc. The Company filed a certificate of amendment to change its name to Datalogic Consulting, Inc. on December 23, 1998. The Company provides SAS consulting services,
Telecommunication and Wireless consulting services, Web design, E-commerce development, IT staffing and offshore development services to various industries throughout the country.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents
The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Revenue Recognition
Revenue represents estimated net realizable amounts from clients, third-party payers and others for services rendered. Revenue is recognized when services are performed.

Allowance for doubtful accounts
In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required as of December 31, 2000 and 1999.

Equipment
Equipment consisting of computers is carried at cost. Depreciation of equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of long-lived assets
Equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                                   DATALOGIC CONSULTING, INC.
                                             NOTES TO THE FINANCIAL STATEMENTS
                                                    December 31, 2000 and 1999
______________________________________________________________________________


Income Taxes
The Company has elected for federal income tax purposes, under the Internal Revenue Code and the States of Texas and California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than state franchise tax for California and Texas have been included in these financial statements.

Advertising
The Company expenses advertising costs as incurred.

Segment Reporting
The Company allocates resources and assesses the performance of its sales activities as one segment. During the years ended December 31, 2000 and 1999, the Company only operated in one segment, therefore segment disclosure has not been presented.

Costs of start-up activities
In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company adopted this standard in fiscal 1999 and the implementation of this standard did not have a material impact on its financial statements.

Accounting developments
In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 1999, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that Raises or Holds Contributions for Others." This statement is not applicable to the Company.

In June 1999, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 137, "Accounting for Derivative Instruments and Hedging Activities." The Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.

                                                   DATALOGIC CONSULTING, INC.
                                             NOTES TO THE FINANCIAL STATEMENTS
                                                    December 31, 2000 and 1999
______________________________________________________________________________


In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

In March 2000, the FASB issued FASB Interpretation No. 44 ("FIN 44") "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25". FIN 44 clarifies the application of Opinion 25 for (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain provisions cover specific events that occur after either December 15, 1998,or January 12, 2000. The adoption of certain other provisions of FIN 44 prior to March 31, 2000 did not have a material effect on the financial statements. The Company does not expect that the adoption of the remaining provisions will have a material effect on the financial statements.

In January 2001, the Financial Accounting Standards Board Emerging Issues Task Force issued EITF 00-27 effective for convertible debt instruments issued after November 16, 2000. This pronouncement requires the use of the intrinsic value method for recognition of the detachable and imbedded equity features included with indebtedness, and requires amortization of the amount associated with the convertibility feature over the life of the debt instrument rather than the period for which the instrument first becomes convertible. Management is in the process of evaluating the requirements of EITF 00-27, but does not expect this pronouncement will materially impact the Company's financial position or results of operations.

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests

                                                   DATALOGIC CONSULTING, INC.
                                             NOTES TO THE FINANCIAL STATEMENTS
                                                    December 31, 2000 and 1999
______________________________________________________________________________

method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement becomes effective January 1, 2002.

Management is in the process of evaluating the requirements of SFAS No. 141 and 142, but does not expect these pronouncements will materially impact the Company's financial position or results of operations.

NOTE 3 - ACCRUED EXPENSES
Accrued expenses comprised of the following at December 31, 2000 and 1999:

                                              2000             1999
                                         ----------       ----------
         Payroll                         $   58,418       $   36,261
         Contract labor                      45,301          101,285
         Travel                                   -            6,981
         Others                               2,680            4,420
                                         ----------       ----------
         Total                           $  106,399       $  148,947
                                         ==========       ==========


NOTE 4 - MAJOR CUSTOMERS

Two major customers provided 62% of the Company's revenues for the year ended December 31, 2000 and one major customer provided 13% of the revenues for the year ended December 31, 1999.

NOTE 5 - COMMITMENTS

The company leases two office facilities under one year lease which commenced November 2000. Total monthly rental under these leases is $1,723. The Company also rents another office on a monthly basis at $200 per month.

NOTE 6 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $3,687 for tax and $-0- for interest during the year ended December 31, 2000 and $2,087 for tax and $2,986 for interest during the year ended December 31, 1999.

                                                   DATALOGIC CONSULTING, INC.
                                             NOTES TO THE FINANCIAL STATEMENTS
                                                    December 31, 2000 and 1999
______________________________________________________________________________

NOTE 7 - SUBSEQUENT EVENT:

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement"), the shareholders of the Company exchanged 1,000 shares of no par value common stock of the Company, which then constituted 100% of the issued and outstanding shares, for 17,500,000 shares of the common stock of TopClick International, Inc. which became a majority owned subsidiary of the Company. The Acquisition was approved by the unanimous written consent of the Board of Directors on July 20, 2001. The acquisition has been treated as a capital transaction in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total shares of Common Stock of TopClick International, Inc. outstanding immediately following the acquisition. TopClick International, Inc.'s officers and directors resigned their positions and the shareholders of the Company assumed control of the two entities.

As a condition precedent to the Acquisition, on July 20, 2001, TopClick International, Inc. authorized a reverse stock split of their common stock pursuant to which the issued and outstanding shares of $.001 par value common stock reduced by seventy-five percent (75%); that is, every four (4) shares of our issued and outstanding common stock shall be exchanged for one (1) share of our common stock.

The board of directors of the Company declared a distribution of the balance of retained earnings of $896,160 as of June 30, 2001. The shareholders of the Company converted balance of dividend payable amounting $461,160 as a loan, due on demand, interest free and unsecured.

                          DATALOGIC CONSULTING, INC.
                                BALANCE SHEETS
                            JUNE 30, 2001 AND 2000
                                 (UNAUDITED)

                             ASSETS
                             ------                      2001         2000
                                                    ------------ -------------
CURRENT ASSETS:
    Cash & cash equivalents                         $   290,081  $     98,216
    Accounts receivable                                 253,617       716,653
                                                    ------------ -------------
       Total current assets                             543,698       814,869

EQUIPMENT, net of accumulated depreciation of
    $7,803 and $5,871 at June 30, 2001 and 2000,
    respectively                                          8,206         4,153

OTHER ASSETS:
    Deposits                                              1,969             -
                                                    ------------ -------------

                                                    $   553,873  $    819,022
                                                    ============ =============

            LIABILITIES AND STOCKHOLDERS' EQUITY
            ------------------------------------

CURRENT LIABILITIES:
    Accrued expenses                                $    91,713  $    235,800
    Due to shareholders                                 461,160             -
                                                    ------------ -------------
       Total current liabilities                        552,873       235,800

COMMITMENTS

STOCKHOLDERS' EQUITY
    Common stock, no par value;
    Authorized shares 1,000
    Issued and outstanding shares 1000                    1,000         1,000
    Accumulated earnings                                      -       582,222
                                                    ------------ -------------
       Total stockholders' equity                         1,000       583,222
                                                    ------------ -------------
                                                    $   553,873  $    819,022
                                                    ============ =============

                          DATALOGIC CONSULTING, INC.
                             STATEMENTS OF INCOME
            FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
                                 (UNAUDITED)

                                                         2001         2000
                                                    ------------ -------------

Net revenue                                         $ 1,375,009  $  2,153,310

Operating expenses                                    1,303,966     1,898,735
                                                    ------------ -------------

Income from Operations                                   71,043       254,575

Non-Operating income:
    Interest income                                      10,649         6,717
                                                    ------------ -------------
Income before income taxes                               81,692       261,292

Provision for income taxes                                3,570         3,687
                                                    ------------ -------------

Net Income                                          $    78,122  $    257,605
                                                    ============ =============

                          DATALOGIC CONSULTING, INC.
                      STATEMENT OF STOCKHOLDERS' EQUITY
            FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2001 AND 2000
                                 (UNAUDITED)

                               Common Stock
                            -----------------------              Total
                            Number of               Accumulated  Stockholders'
                            Shares       Amount     Earnings     Equity
                            ------------ ---------- ------------ ------------
Balance at December 31, 1999      1,000  $   1,000  $   545,617  $   546,617

Distributions                         -          -     (221,000)    (221,000)

Net Income for the six month
 period ended June 30, 2000           -          -      257,605      257,605
                            ------------ ---------- ------------ ------------
Balance at June 30, 2000          1,000      1,000      582,222      583,222

Distributions                         -          -      (35,000)     (35,000)

Net Income for the six
 month period ended
 December 31, 2000                    -          -      270,816      270,816
                            ------------ ---------- ------------ ------------
Balance at
  December 31, 2000               1,000      1,000      818,038      819,038

Distributions                         -          -     (896,160)    (896,160)

Net Income for the period
 ended June 30, 2001                  -          -       78,122       78,122
                            ------------ ---------- ------------ ------------

Balance at June 30, 2001          1,000  $   1,000  $         -  $     1,000
                            ============ ========== ============ ============

                          DATALOGIC CONSULTING, INC.
                           STATEMENTS OF CASH FLOWS
           FOR THE SIX MONTH PERIODS ENDED JUNE  30, 2001 AND 2000
                                 (UNAUDITED)

                                                     2001         2000
                                                     ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                         $    78,122  $   257,799
  Adjustments to reconcile net income to net cash
   provided by operating activities:
     Depreciation and amortization                         1,356        2,005
     (Increase)/decrease in current assets:
         Accounts receivable                              96,959     (266,812)
         Deposits                                            861            -
     Increase/(decrease) in current liabilities:
         Accounts payable and accrued expense            (14,686)      86,853
                                                     ------------ ------------
  Total Adjustments                                       84,490     (177,954)
                                                     ------------ ------------
     Net cash provided by operating activities           162,612       79,845
                                                     ------------ ------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of equipment                                (3,106)      (1,433)
                                                     ------------ ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions                                         (435,000)    (221,000)
                                                     ------------ ------------

NET DECREASE IN CASH & CASH EQUIVALENTS                 (275,494)    (142,588)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE               565,575      240,804
                                                     ------------ ------------

CASH & CASH EQUIVALENTS, ENDING BALANCE              $   290,081  $    98,216
                                                     ============ ============

                                                   DATALOGIC CONSULTING, INC.
                                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                                        June 30, 2001 and 2000
______________________________________________________________________________

NOTE 1 - BUSINESS ACTIVITY AND COMPANY HISTORY

Datalogic Consulting, Inc., a Texas Corporation (the "Company") was formed on August 20, 1993 under the name of Datalogic, Inc. The Company filed a certificate of amendment to change its name to Datalogic Consulting, Inc. on December 23, 1998. The Company provides SAS consulting services, Telecommunication and Wireless consulting services, Web design and E-commerce development, and IT staffing and offshore development services to various industries throughout the country.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents
The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Revenue Recognition

Revenue represents estimated net realizable amounts from clients, third-party payers and others for services rendered. Revenue is recognized when services are performed.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required as on June 30, 2001 and 2000.

Equipment

Equipment consisting of computers is carried at cost. Depreciation of equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of long-lived assets

Equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.

                                                   DATALOGIC CONSULTING, INC.
                                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                                        June 30, 2001 and 2000
______________________________________________________________________________


Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Income Taxes

The Company has elected for federal income tax purposes, under the Internal Revenue Code and the States of Texas and California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than state franchise tax for California and Texas have been included in these financial statements.

Advertising

The Company expenses advertising costs as incurred.

Segment Reporting

The Company allocates resources and assesses the performance of its service activities as one segment. During the periods ended June 30, 2001 and 2000, the Company only operated in one segment, therefore segment disclosure has not been presented.

Costs of start-up activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company adopted this standard in fiscal 1999 and the implementation of this standard did not have a material impact on its financial statements.

Accounting developments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective

                                                   DATALOGIC CONSULTING, INC.
                                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                                        June 30, 2001 and 2000
______________________________________________________________________________

for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 1999, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that Raises or Holds Contributions for Others." This statement is not applicable to the Company.

In June 1999, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 137, "Accounting for Derivative Instruments and Hedging Activities." The Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.

In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

In June 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." SAB No. 101 summarizes the SEC's views on the application of GAAP to revenue recognition. In June 2000, the SEC released SAB No. 101B that delays the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company has reviewed SAB No. 101 and believes that it is in compliance with the SEC's interpretation of revenue recognition.

In March 2000, the FASB issued FASB Interpretation No. 44 ("FIN 44") "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25". FIN 44 clarifies the application of Opinion 25 for (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain provisions cover specific events that occur after either December 15, 1998,or January 12, 2000. The adoption of certain other provisions of FIN 44 prior to March 31, 2000 did not have a material effect on the financial statements. The Company does not expect that the adoption of the remaining provisions will have a material effect on the

                                                   DATALOGIC CONSULTING, INC.
                                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                                        June 30, 2001 and 2000
______________________________________________________________________________

financial statements.

NOTE 3 - ACCRUED EXPENSES

Accrued expenses comprised of the following at June 30, 2001 and 2000:

                                              2001         2000
                                              ------------ ------------

       Payroll                                $    29,502  $    99,333
       Contract labor                              55,952      134,383
       Travel                                       5,340          256
       Others                                         919        1,828
                                              ------------ ------------
       Total                                  $    91,713  $   235,800
                                              ============ ============


NOTE 4 - MAJOR CUSTOMERS

Three major customers provided 70% of the Company's sales for the period ended June 30, 2001 and two major customers provided 70% of the Company's sales for the period ended June 30, 2000.

NOTE 5 - COMMITMENTS

The company leases two office facilities under one year lease which commenced November 2000. Total monthly rental under these leases is $1,723. Another office is rented on a monthly basis for $200.

NOTE 6 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $3,570 for tax and $-0- for interest during the period ended June 30, 2001 and $3,687 for tax and $-0- for interest during the period ended June 30, 2000.

NOTE 7 - DUE TO SHAREHOLDERS

The board of directors of the Company declared a distribution of the balance of retained earnings of $896,160 as of June 30, 2001. The shareholders of the Company converted balance of dividend payable amounting $461,160 as a loan, due on demand, interest free and unsecured.

                                                   DATALOGIC CONSULTING, INC.
                                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                                        June 30, 2001 and 2000
______________________________________________________________________________


NOTE 8 - SUBSEQUENT EVENT:

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement"), the shareholders of the Company exchanged 1,000 shares of no par value common stock of the Company, which then constituted 100% of the issued and outstanding shares, for 17,500,000 shares of the common stock of TopClick International, Inc. which became a majority owned subsidiary of the Company. The Acquisition was approved by the unanimous written consent of the Board of Directors on July 20, 2001. The acquisition has been treated as a capital transaction in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total shares of Common Stock of TopClick International, Inc. outstanding immediately following the acquisition. TopClick International, Inc.'s officers and directors resigned their positions and the shareholders of the Company assumed control of the two entities.

As a condition precedent to the Acquisition, on July 20, 2001, TopClick International, Inc. authorized a reverse stock split of their common stock pursuant to which the issued and outstanding shares of $.001 par value common stock reduced by seventy-five percent (75%); that is, every four (4) shares of our issued and outstanding common stock shall be exchanged for one (1) share of our common stock.

                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (UNAUDITED)

The following unaudited Pro Forma Statement of operations has been derived from the unaudited financial statements statements of TopClick International, Inc. (A) for the year ended December 31, 2000 and the audited financial statements of DataLogic Consulting, Inc. (B) for the year ended December 31, 2000. The unaudited Pro Forma Statements of Operations reflects the acquisition of A (a reporting company) by B (a previously non public company) on 7/20/2001 in a reverse acquisition using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000. The merger transaction is considered to be a capital transaction (i.e. issuance of stock by (A) accompanied by a recapitalization). Since the accounting acquirer (B) is an operating company with the fiscal year ending on December 31 and the legal acquirer (A) is a public shell with no significant operations and with the fiscal year ending on June 30, following pro forma statement of operations presents pro forma combined statement for the year ended December 31, 2000 assuming the acquisition was consummated as of January 1, 2000.

The unaudited Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                            TopClick     DataLogic   Pro Forma    Pro Forma
                           (Historical) (Historical) Adjustment   Combined
                           ------------ ------------ ------------ ------------

Net Revenue                $     3,477  $ 3,915,147  $         -  $ 3,918,624

Operating expenses           1,942,348    3,399,071            -    5,341,419
                           ------------ ------------ ------------ ------------

Loss from operations        (1,938,871)     516,076            -   (1,422,795)

Non-operating income
 (Expenses)                    (22,450)      16,032            -       (6,418)
                           ------------ ------------ ------------ ------------
Income before provision
 for income taxes           (1,961,321)     532,108            -   (1,429,213)

Provision for taxes                800        3,687            -        4,487
                           ------------ ------------ ------------ ------------

NET INCOME (LOSS)          $(1,962,121) $   528,421  $         -  $(1,433,700)
                           ============ ============ ============ ============

EARNINGS PER SHARE

   Weighted -average
   number of shares
   outstanding                                                     24,230,918
                                                                  ============

   Loss per share                                                 $    (0.06)
                                                                  ============

NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2000.

(3) Weighted average number of shares outstanding for combined entity includes 26,923,675 shares of a reverse split of 4:1 resulting in outstanding shares as of December 31, 2000 of 6,730,918 and 17,500,000 shares issued to the shareholders of (B) pursuant to the stock acquisition and reorganization agreement.

                 PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                             AS OF JUNE 30, 2001
                                 (UNAUDITED)

The following unaudited Pro Forma Statement of financial conditions has been derived from the unaudited financial statements of TopClick International, Inc. (A) as of June 30, 2001 and the unaudited financial statements of DataLogic Consulting, Inc. (B) as of June 30, 2001. The unaudited Pro Forma Statements of financial conditions reflects the acquisition of A (a reporting company) by B (a previously non public company) in a reverse merger using purchase method of accounting. The merger transaction is considered to be a capital transaction (i.e. issuance of stock by (A) accompanied by a recapitalization).


                            TopClick     DataLogic   Pro Forma    Pro Forma
                           (Historical) (Historical) Adjustment   Combined
                           ------------ ------------ ------------ ------------
    ASSETS

Current Assets             $       133  $   543,698  $         -  $   543,831

Property & equipment, net        2,828        8,206            -       11,034

Deposits                             -        1,969            -        1,969
                           ------------ ------------ ------------ ------------
TOTAL ASSETS               $     2,961  $   553,873  $         -  $   556,834
                           ============ ============ ============ ============

   LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities        $   103,324  $   552,873  $         -  $   656,197

Long term liabilities                -            -            -            -
                           ------------ ------------ ------------ ------------

    Total liabilities          103,324      552,873            -      656,197
                           ------------ ------------ ------------ ------------
Stockholders' equity;

 Common stock                   22,928        1,000        1,303 (2)   24,231
                                                          (1,000)(1)

 Additional paid-in capital  3,075,370            -       (1,303)(2)        -
                                                           1,000 (1)
                                                      (3,221,368)(3)
                                                          22,707 (5)
                                                         123,594 (4)

 Retained earnings(deficit) (3,221,368)           -    3,221,368 (3) (123,594)
                                                        (123,594)(4)
 Accumulated other
  comprehensive income          22,707            -      (22,707)(5)        -
                           ------------ ------------ ------------ ------------
    Total stockholders'
    equity                    (100,363)       1,000            -      (99,363)
                           ------------ ------------ ------------ ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY       $     2,961  $   553,873  $         -  $   556,834
                           ============ ============ ============ ============

NOTES:

(1) Elimination of Common stock of (B) before the acquisition

(2) Issuance of 17,500,000 shares of Common stock of $.001 par value to shareholders of (B) and reverse split of 26,923,675 shares representing all the outstanding shares of (A) before the acquisition

(3) Elimination of pre-acquisition retained earnings of (A)

(4) Elimination of  negative balance in additional paid in capital

(5) Elimination of  accumulated other comprehensive income


                      PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001
                                 (UNAUDITED)


The following unaudited Pro Forma Statement of operations has been derived from the unaudited financial statements statements of TopClick International, Inc. (A) for the six month period ended June 30, 2001 and the unaudited financial statements of DataLogic Consulting, Inc. (B) for the six month period ended June 30, 2001.

The unaudited Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's resultsof operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                           TopClick     DataLogic    Pro Forma    Pro Forma
                           (Historical) (Historical) Adjustment   Combined
                           ------------ ------------ ------------ ------------

Net Revenue                $     3,326  $ 1,375,009  $         -  $ 1,378,335

Operating expenses             117,574    1,303,966            -    1,421,540
                           ------------ ------------ ------------ ------------

Loss from operations          (114,248)      71,043            -      (43,205)

Non-operating income                 -       10,649            -       10,649
                           ------------ ------------ ------------ ------------
Income before provision
 for income taxes             (114,248)      81,692            -      (32,556)

Provision for taxes                800        3,570            -        4,370
                           ------------ ------------ ------------ ------------

NET INCOME (LOSS)          $  (115,048) $    78,122  $         -  $   (36,926)
                           ============ ============ ============ ============
EARNINGS PER SHARE

   Weighted -average
   number of shares
   outstanding                                                     24,230,918
                                                                  ============

   Loss per share                                                 $    (0.002)
                                                                  ============
NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2000.

(3) Weighted average number of shares outstanding for combined entity includes 26,923,675 shares of (A), a reverse split of 4:1 resulting in outstanding shares as of December 31, 2000 of 6,730,918 and 17,500,000 shares issued to the shareholders of (B) pursuant to the stock acquisition and reorganization agreement.